Company Financial Information	12 Months Ended
Dec. 31, 2016
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Company financial information
Company financial information (Parent Corporation)
Our bank subsidiaries are subject to dividend limitations under the Federal Reserve Act, as well as national and state banking laws. Under these statutes, prior regulatory consent is required for dividends in any year that would exceed the bank’s net profits for such year combined with retained net profits for the prior two years. Additionally, such bank subsidiaries may not declare dividends in excess of net profits on hand, as defined, after deducting the amount by which the principal amount of all loans, on which interest is past due for a period of six months or more, exceeds the allowance for credit losses.

The payment of dividends also is limited by minimum capital requirements imposed on banks. As of Dec. 31, 2016, BNY Mellon’s bank subsidiaries exceeded these minimum requirements.

Subsequent to Dec. 31, 2016, our U.S. bank subsidiaries could declare dividends to the Parent of approximately $5.4 billion, without the need for a regulatory waiver. Currently, The Bank of New York Mellon, our primary subsidiary, is no longer paying regular dividends to the Parent in order to increase its Tier 1 capital in advance of the SLR becoming effective. In addition, at Dec. 31, 2016, non-bank subsidiaries of the Parent had liquid assets of approximately $1.3 billion.

The bank subsidiaries declared dividends of $160 million in 2016, $182 million in 2015 and $809 million in 2014. The Federal Reserve and the OCC have issued additional guidelines that require bank holding companies and national banks to continually evaluate the level of cash dividends in relation to their respective operating income, capital needs, asset quality and overall financial condition.

The Federal Reserve policy with respect to the payment of cash dividends by bank holding companies provides that, as a matter of prudent banking, a bank holding company should not maintain a rate of cash dividends unless its net income available to common shareholders has been sufficient to fully fund the dividends, and the prospective rate of earnings retention appears to be consistent with the holding company’s capital needs, asset quality and overall financial condition. The Federal Reserve can also prohibit a dividend if payment would constitute an unsafe or unsound banking practice. Any increase in BNY Mellon’s ongoing quarterly dividends would require approval from the Federal Reserve. The Federal Reserve’s instructions for the 2017 CCAR provided that, for large bank holding companies like us, dividend payout ratios exceeding 30% of after-tax net income would receive particularly close scrutiny.

BNY Mellon and other affected BHCs may pay dividends, repurchase stock, and make other capital distributions only in accordance with a capital plan that has been reviewed by the Federal Reserve and as to which the Federal Reserve has not objected. The Federal Reserve may object to a capital plan if the plan does not show that the covered BHC will meet, for each quarter throughout the nine-quarter planning horizon covered by the capital plan, all minimum regulatory capital ratios under applicable capital rules as in effect for that quarter on a pro forma basis under the base case and stressed scenarios (including a severely adverse scenario provided by the Federal Reserve). The capital plan rules also stipulate that a covered BHC may not make a capital distribution unless after giving effect to the distribution it will meet all minimum regulatory capital ratios. As part of this process, BNY Mellon also provides the Federal Reserve with estimates of the composition and levels of regulatory capital, risk-weighted assets and other measures under Basel III under an identified scenario. In June 2016, BNY Mellon received confirmation that the Federal Reserve did not object to its 2016 capital plan. The board of directors subsequently approved the repurchase of up to $2.14 billion worth of common stock over a four-quarter period beginning in the third quarter of 2016 and continuing through the second quarter of 2017. The board of directors also approved the additional repurchase of up to $560 million of common stock contingent on a prior issuance of noncumulative perpetual preferred stock, which was satisfied in August 2016 upon BNY Mellon’s issuance of $1 billion of noncumulative perpetual preferred stock. This new share repurchase plan totaling $2.7 billion replaces all previously authorized share repurchase plans.

The Federal Reserve Act limits, and requires collateral for, extensions of credit by our insured subsidiary banks to BNY Mellon and certain of its non-bank affiliates. Also, there are restrictions on the amounts of investments by such banks in stock and other securities of BNY Mellon and such affiliates, and restrictions on the acceptance of their securities as collateral for loans by such banks. Extensions of credit by the banks to each of our affiliates are limited to 10% of such bank’s regulatory capital, and in the aggregate for BNY Mellon and all such affiliates to 20%, and collateral must be between 100% and 130% of the amount of the credit, depending on the type of collateral.

Our insured subsidiary banks are required to maintain reserve balances with Federal Reserve Banks under the Federal Reserve Act and Regulation D. Required balances averaged $6.0 billion and $6.5 billion for the years 2016 and 2015, respectively.

In the event of impairment of the capital stock of one of the Parent’s national banks or The Bank of New York Mellon, the Parent, as the banks’ stockholder, could be required to pay such deficiency.

The Parent guarantees the debt issued by Mellon Funding Corporation, a wholly-owned financing subsidiary of the Company. The Parent also guarantees committed and uncommitted lines of credit of Pershing LLC and Pershing Limited subsidiaries. The Parent guarantees described above are full and unconditional and contain the standard provisions relating to parent guarantees of subsidiary debt. Additionally, the Parent guarantees or indemnifies obligations of its consolidated subsidiaries as needed. Generally, there are no stated notional amounts included in these indemnifications and the contingencies triggering the obligation for indemnification are not expected to occur. As a result, we are unable to develop an estimate of the maximum payout under these indemnifications. However, we believe the possibility is remote that we will have to make any material payment under these guarantees and indemnifications.

The condensed financial statements of the Parent include the accounts of the Parent; those of a wholly-owned financing subsidiary that functions as a financing entity for BNY Mellon and its subsidiaries; and MIPA, LLC, a single-member limited liability company, created to hold and administer corporate-owned life insurance. Financial data for the Parent, the financing subsidiary and the single-member limited liability company are combined for financial reporting purposes because of the limited function of these entities and the unconditional guarantee by BNY Mellon of their obligations.
The Parent’s condensed financial statements are as follows:
Condensed Income Statement—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2016	2015	2014
Dividends from bank subsidiaries	$125	$145	$775
Dividends from nonbank subsidiaries	798	207	44
Interest revenue from bank subsidiaries	70	68	67
Interest revenue from nonbank subsidiaries	121	91	98
Gain on securities held for sale	—	3	1
Other revenue	39	25	24
Total revenue	1,153	539	1,009
Interest (including, $88, $69, $62, to subsidiaries, respectively)	427	288	257
Other expense	262	64	71
Total expense	689	352	328
Income before income taxes and equity in undistributed net income of subsidiaries	464	187	681
(Benefit) for income taxes	(333)	(98)	(155)
Equity in undistributed net income:
Bank subsidiaries	2,474	2,004	910
Nonbank subsidiaries	276	869	821
Net income	3,547	3,158	2,567
Preferred stock dividends	(122)	(105)	(73)
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$3,425	$3,053	$2,494
Condensed Balance Sheet—The Bank of New York Mellon Corporation (Parent Corporation)

	Dec. 31,
(in millions)	2016	2015
Assets:
Cash and due from banks	$9,117	$9,383
Securities	1,693	26
Loans, net of allowance	7	20
Investment in and advances to subsidiaries and associated companies:
Banks	32,771	30,156
Other	26,630	27,405
Subtotal	59,401	57,561
Corporate-owned life insurance	744	728
Other assets	885	1,509
Total assets	$71,847	$69,227
Liabilities:
Deferred compensation	$464	$473
Affiliate borrowings	7,107	8,243
Other liabilities	1,445	1,623
Long-term debt	24,020	20,851
Total liabilities	33,036	31,190
Shareholders’ equity	38,811	38,037
Total liabilities and shareholders’ equity	$71,847	$69,227
Condensed Statement of Cash Flows—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2016	2015	2014
Operating activities:
Net income	$3,547	$3,158	$2,567
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Equity in undistributed net (income) of subsidiaries	(2,750)	(2,873)	(1,731)
Change in accrued interest receivable	2	(4)	23
Change in accrued interest payable	4	15	18
Change in taxes payable (a)	452	132	91
Other, net	(31)	66	2
Net cash provided by operating activities	1,224	494	970
Investing activities:
Purchases of securities	(1,739)	—	—
Proceeds from sales of securities	—	3	7
Change in loans	13	56	(57)
Acquisitions of, investments in, and advances to subsidiaries	(317)	(358)	(1,603)
Other, net	—	14	107
Net cash (used in) investing activities	(2,043)	(285)	(1,546)
Financing activities:
Net change in commercial paper	—	—	(96)
Proceeds from issuance of long-term debt	6,229	4,986	4,686
Repayments of long-term debt	(2,700)	(3,650)	(4,071)
Change in advances from subsidiaries	(1,136)	2,123	2,704
Issuance of common stock	465	352	396
Treasury stock acquired	(2,398)	(2,355)	(1,669)
Issuance of preferred stock	990	990	—
Cash dividends paid	(900)	(865)	(833)
Tax benefit realized on share based payment awards	3	76	17
Net cash provided by financing activities	553	1,657	1,134
Change in cash and due from banks	(266)	1,866	558
Cash and due from banks at beginning of year	9,383	7,517	6,959
Cash and due from banks at end of year	$9,117	$9,383	$7,517
Supplemental disclosures
Interest paid	$409	$302	$275
Income taxes paid	1	158	946
Income taxes refunded	12	103	54

(a)	Includes payments received from subsidiaries for taxes of $189 million in 2016, $24 million in 2015 and $452 million in 2014.